UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2023

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

(a) To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On October 25, 2023, Canoo Inc. (the “Company”) determined that it will hold its 2023 annual meeting of stockholders (the “Annual Meeting”) on December 19, 2023. All other relevant information concerning the Annual Meeting will be included in the proxy statement relating to the Annual Meeting (the “Proxy Statement”), which will be filed with the Securities and Exchange Commission and become available to the Company’s stockholders at a later date.

Stockholders who intend to have a proposal considered for inclusion in the Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit the proposal in writing to the Company’s Corporate Secretary no later than 5:00 p.m., Eastern Time, on November 6, 2023.

Stockholders who wish to bring any business before the Annual Meeting (other than by means of inclusion of a stockholder proposal in the Proxy Materials under Rule 14a-8 of the Exchange Act), must deliver notice thereof in proper written form to the Company’s Corporate Secretary no later than 5:00 p.m., Eastern Time, on November 6, 2023 in accordance with the Company’s Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m., Eastern Time, on November 6, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2023	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary